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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): April 25, 2005

OLYMPUS COMMUNICATIONS, L.P.
OLYMPUS CAPITAL CORPORATION
FRONTIERVISION OPERATING PARTNERS, L.P.
FRONTIERVISION CAPITAL CORPORATION
FRONTIERVISION HOLDINGS, L.P.
FRONTIERVISION HOLDINGS CAPITAL CORPORATION
FRONTIERVISION HOLDINGS CAPITAL II CORPORATION
ARAHOVA COMMUNICATIONS, INC.
(Exact name of registrants as specified in their respective charters)

Delaware Delaware Delaware Delaware Delaware Delaware Delaware Delaware	333-19327 333-19327-01 333-9535 333-9535-01 333-36519 333-36519-01 333-75567-01 0-16899	25-1622615 23-2868925 84-1316775 84-1353734 84-1432334 84-1432976 84-1481765 25-1844576
(State or other jurisdiction of incorporation)	(Commission file numbers)	(IRS employer identification Nos.)

5619 DTC Parkway—Greenwood Village, CO 80111
(Address of principal executive offices) (Zip code)

(303) 268-6300
Registrants' telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

        On April 25, 2005, Adelphia Communications Corporation, the ultimate parent company of the registrants (the "Company"), delivered written notice to the exit lenders under its $8.8 billion exit financing commitment informing such lenders that, in accordance with the terms of that certain (i) Amended and Restated Commitment Letter (as the same has been amended from time to time, the "Commitment Letter"), dated March 24, 2004, by and among the Company, JPMorgan Chase Bank, N.A., Credit Suisse First Boston, acting through its Cayman Islands Branch, Citicorp North America, Inc., Deutsche Bank AG Cayman Islands Branch, J.P. Morgan Securities Inc. ("JPMSI"), Citigroup Global Markets Inc. ("CGMI") and Deutsche Bank Securities Inc. ("DBSI"), and (ii) Engagement Letter (as the same has been amended from time to time, the "Engagement Letter" and, together with the Commitment Letter, the Fee Letter (as defined in the Commitment Letter) and the Syndication Letter (as defined in the Commitment Letter), the "Commitment Agreements"), dated as of February 24, 2004, by and among the Company, JPMSI, Credit Suisse First Boston LLC, CGMI and DBSI, the Company has elected to terminate the Commitment Agreements and the exit financing commitment provided for therein, with such termination becoming effective on May 9, 2005.

        Under the terms of the Commitment Agreements, the Company has the right to terminate the Commitment Agreements and the commitment of the exit lenders provided for therein from and after the execution of a definitive sale or merger agreement by all parties thereto that has been approved by the Company's board of directors for the sale to a non-affiliated third party or parties of all or substantially all of the assets of the Company and its subsidiaries, taken as a whole. As previously announced, on April 20, 2005, the Company entered into asset purchase agreements with each of Time Warner NY Cable LLC ("Time Warner") and Comcast Corporation ("Comcast"), pursuant to which the Company has agreed to sell and to cause its affiliates to sell to Time Warner or Comcast, as applicable, substantially all of the assets of the Company and its subsidiaries, taken as a whole. Based upon its execution of these agreements, the Company has determined to terminate the Commitment Agreements in their entirety. Under the terms of the Commitment Agreements, upon the termination of the exit financing commitment, the Company is required to pay to the exit lenders all accrued and unpaid commitment fees and all accrued and unpaid expenses of the exit lenders, in each case, as of the termination date. Accordingly, on May 9, 2005, the effective date of the termination, the Company will pay to the exit lenders (i) approximately $45.4 million in cash, representing the accrued and unpaid commitment fees in respect of the exit financing commitment, and (ii) all accrued and unpaid expenses of the exit lenders through the termination date.

        As previously announced, the Official Committee of Unsecured Creditors and the Official Committee of Equity Holders appointed in the bankruptcy cases of the Company and its subsidiaries, including the registrants, previously have initiated or propose to initiate, respectively, an adversary proceeding against the lenders and agents under the Company's and its subsidiaries' pre-petition credit facilities. A more complete description of such adversary proceeding is set forth in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2003 (the "2003 Annual Report"), which was filed with the Securities and Exchange Commission on December 23, 2004. The foregoing reference to such adversary proceeding is qualified in its entirety by reference to the description of such adversary proceeding in the 2003 Annual Report.

Cautionary Statement Regarding Forward-Looking Statements

        This report includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements regarding the Company's and its subsidiaries' and affiliates' expected future financial position, results of operations, cash flows, sale of the Company, restructuring and financing plans, expected emergence from bankruptcy, business strategy, budgets, projected costs, capital expenditures, network upgrades, products and services, competitive positions, growth opportunities, plans and objectives of management for future operations, as well as statements that include words such as "anticipate," "if," "believe," "plan," "estimate," "expect," "intend," "may," "could," "should," "will," and other similar expressions are forward-looking statements. Such forward-looking statements are inherently uncertain, and readers must recognize that actual results may differ materially from the Company's expectations. The Company does not undertake a duty to update such forward-looking statements. Factors that may cause actual results to differ materially from those in the forward-looking statements include whether the proposed sale of the Company's assets to Time Warner and Comcast is approved and consummated, whether the proposed settlements with the Securities and Exchange Commission and the United States Attorney's Office for the Southern District of New York and any other agreements needed to effectuate those settlements are approved by each of the U.S. Bankruptcy Court and the U.S. District Court for the Southern District of New York and consummated, the Company's pending bankruptcy proceeding, results of litigation against the Company and government investigations of the Company, results and impacts of the proposed sale of the Company's assets, the effects of government regulation including the actions of local cable franchising authorities, the availability of financing, actions of the Company's competitors, pricing and availability of programming, equipment, supplies, and other inputs, the Company's ability to upgrade its network, technological developments, and changes in general economic conditions, and those discussed under the heading "Risk Factors" in the 2003 Annual Report. Many of these factors are outside of the Company's control.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, each registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 27, 2005

OLYMPUS COMMUNICATIONS, L.P. (Registrant)
By:	ACC OPERATIONS, INC., its Managing General Partner
	By:	/s/ VANESSA A. WITTMAN Name: Vanessa A. Wittman Title: Executive Vice President and Chief Financial Officer
OLYMPUS CAPITAL CORPORATION (Registrant)
By:	/s/ VANESSA A. WITTMAN Name: Vanessa A. Wittman Title: Executive Vice President and Chief Financial Officer
FRONTIERVISION OPERATING PARTNERS, L.P. (Registrant)
By:	FRONTIERVISION HOLDINGS, L.P., its General Partner
	By:	FRONTIERVISION PARTNERS, L.P., its General Partner
		By:	ADELPHIA GP HOLDINGS, L.L.C., its General Partner
			By:	ACC OPERATIONS, INC., its Sole Member
				By:	/s/ VANESSA A. WITTMAN Name: Vanessa A. Wittman Title: Executive Vice President and Chief Financial Officer

FRONTIERVISION CAPITAL CORPORATION (Registrant)
By:	/s/ VANESSA A. WITTMAN Name: Vanessa A. Wittman Title: Executive Vice President and Chief Financial Officer
FRONTIERVISION HOLDINGS, L.P. (Registrant)
By:	FRONTIERVISION PARTNERS, L.P., its General Partner
	By:	ADELPHIA GP HOLDINGS, L.L.C., its General Partner
		By:	ACC OPERATIONS, INC., its Sole Member
			By:	/s/ VANESSA A. WITTMAN Name: Vanessa A. Wittman Title: Executive Vice President and Chief Financial Officer
FRONTIERVISION HOLDINGS CAPITAL CORPORATION (Registrant)
By:	/s/ VANESSA A. WITTMAN Name: Vanessa A. Wittman Title: Executive Vice President and Chief Financial Officer
FRONTIERVISION HOLDINGS CAPITAL II CORPORATION (Registrant)
By:	/s/ VANESSA A. WITTMAN Name: Vanessa A. Wittman Title: Executive Vice President and Chief Financial Officer

ARAHOVA COMMUNICATIONS, INC. (Registrant)
By:	/s/ VANESSA A. WITTMAN Name: Vanessa A. Wittman Title: Executive Vice President and Chief Financial Officer

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  Item 8.01. Other Events.
SIGNATURE